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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 24, 2002

                                  Hologic, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-18281                             04-2902449
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        (Commission File Number)            (I.R.S. Employer Identification No.)

      35 Crosby Drive, Bedford, MA                        01730
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(Address of Principal Executive Offices)               (Zip Code)

                                 (781) 999-7300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant.

     On June 24, 2002, the Board of Directors of Hologic, Inc. ("Hologic"), based upon the recommendation of Hologic's Audit Committee, approved the dismissal of Arthur Andersen LLP ("Arthur Andersen"), as its independent auditors, and the engagement of Ernst & Young LLP to serve as its new independent auditors for fiscal 2002. The change in auditors became effective as of June 24, 2002.

     The reports of Arthur Andersen on Hologic's consolidated financial statements for each of the fiscal years ended September 29, 2001 and September 30, 2000 did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended September 29, 2001 and September 30, 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years. In addition, during the fiscal years ended September 29, 2001 and September 30, 2000 and through the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Hologic provided Arthur Andersen with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees with the statements made by Hologic herein and, if not, stating the respects in which it does not agree. Attached hereto as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 27, 2002, stating its agreement with such statements.

     As mentioned above, simultaneously with the dismissal of its former auditors, Hologic engaged Ernst & Young LLP to act as its independent auditors as successor to Arthur Andersen for fiscal 2002 effective as of June 24, 2002. During the fiscal years ended September 29, 2001 and September 30, 2000 and through the date hereof, Hologic did not consult with Ernst & Young LLP regarding any matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.    Description
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16             Letter from Arthur Andersen LLP to the Securities and Exchange
               Commission dated June 27, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2002                HOLOGIC, INC.



                                    By: /s/ Glenn P. Muir
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                                        Glenn P. Muir, Executive Vice President,
                                        Finance and Administration, Treasurer